Exhibit 10.5

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of December 17, 2012 (together with all amendments, if any, from time to time hereto, this “Pledge Agreement”), by and between AMEDICA CORPORATION, a Delaware corporation (“Borrower” and together with any other Person that joins this Pledge Agreement as a Pledgor in accordance with Section 27, collectively, the “Pledgors” and each a “Pledgor”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as agent (in such capacity and together with any successors, endorsees and assigns, “Agent”) for itself and the lenders from time to time party to the Loan Agreement hereinafter defined (collectively, the “Lenders”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Loan and Security Agreement, dated as of the date hereof, by and among Borrower, US Spine, Inc. (“Guarantor”), the other Loan Parties from time to time signatory thereto, Agent and the Lenders from time to time party thereto (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), the Lenders have agreed to make Revolving Loans and a Term Loan to Borrower on the terms and conditions set forth in the Loan Agreement;

WHEREAS, in order to induce Agent and the Lenders to enter into the Loan Agreement and other Loan Documents and to induce the Lenders to make the Revolving Loan and Term Loan (collectively, “Loans”) provided for in the Loan Agreement, each Pledgor has agreed to pledge the Pledged Collateral to Agent, on behalf of itself and the Lenders, in accordance herewith;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Pledge Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Bankruptcy Code” means title 11, United States Code, as amended from time to time, and any successor statute thereto.

“Pledge Agreement” has the meaning set forth in the preamble hereto.

“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.

“Pledged Entity” means an issuer of Pledged Shares or Pledged Indebtedness.

“Pledged Indebtedness” means the Indebtedness evidenced by promissory notes and instruments listed on Schedule I hereto.

“Pledged Shares” means those shares listed on Schedule I.

“Secured Obligations” has the meaning assigned to such term in Section 3 hereof.

2. Pledge. Each Pledgor hereby pledges to Agent, on behalf of itself and the Lenders, and grants to Agent, on behalf of itself and the Lenders, a first priority security interest in all of the following of such Pledgor, whether now existing or hereafter arising or acquired (collectively, the “Pledged Collateral”):

(a) the Pledged Shares and all documents and certificates representing or evidencing the Pledged Shares, all rights, privileges, authority and powers of Pledgor as owner or holder of the Pledged Shares (including rights arising under the bylaws, articles and similar organizational documents) and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and all rights to receive payment of principal and interest on loans made by Pledgor to Pledged Entity and all books, records and documents pertaining to the foregoing;

(b) such portion, as determined by Agent as provided in Section 7(d) below, of any additional shares of Stock of a Pledged Entity from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock;

(c) the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness; and

(d) all additional Indebtedness arising after the date hereof and owing to Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of that Indebtedness.

3. Security for Obligations. This Pledge Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind of each Loan Party under or in connection with the Loan Agreement and the other Loan Documents (other than the Warrants) and all Obligations of each Pledgor now or hereafter existing under this Pledge Agreement including, without limitation, all reasonable fees, costs and expenses of Agent and Lenders in connection with collection actions hereunder or otherwise (collectively, the “Secured Obligations”).

4. Delivery of Pledged Collateral. All certificates and all promissory notes and instruments evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent, pursuant hereto. All Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent and all promissory notes or other instruments evidencing the Pledged Indebtedness shall be endorsed by the applicable Pledgor.

5. Control Agreement with Issuer. If any Pledged Collateral constitutes uncertificated ownership interests, each Pledgor shall cause each Pledged Entity to duly authorize, execute, and deliver to the Agent on the date hereof an agreement for the benefit of Agent (on behalf of the Lenders) substantially in the form of Exhibit B (appropriately completed to the satisfaction of Agent and with such modifications, if any, as shall be satisfactory to Agent) pursuant to which each Pledged Entity agrees to comply with any and all instructions regarding the Pledged Shares originated by Agent without further consent by any Pledgor and not to comply with instructions regarding the Pledged Shares originated by any other Person.

6. Representations and Warranties. Each Pledgor represents and warrants to Agent that:

(a) Such Pledgor is, and at the time of delivery of the Pledged Shares to Agent will be, the holder of record and the sole beneficial owner of the Pledged Collateral pledged by such Pledgor free and clear of any Lien, voting trust agreements or other pledges thereon or affecting the title thereto, except for any Lien created by this Pledge Agreement; such Pledgor is and at the time of delivery of the Pledged Indebtedness to Agent will be, the sole owner of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Pledge Agreement;

(b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable; the Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by the obligor and is the legal, valid and binding obligations of the obligor under such Pledged Indebtedness, and neither the obligor nor Pledgor (or other Loan Party) is in default thereunder; provided that with respect to the Pledged Indebtedness where the obligor thereof is not a Loan Party, Pledgor’s representations and warranties in this clause (b) shall be limited to Pledgor’s Knowledge;

(c) Such Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to Agent, on behalf of itself and the Lenders, as provided herein;

(d) None of the Pledged Shares or Pledged Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(e) All of the Pledged Shares are presently owned by such Pledgor and are presently represented by the certificates listed on Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

(f) No consent, approval, authorization or other order or other action by, and, other than the filing of UCC financing statements, no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by such Pledgor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

(g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Pledge Agreement will create a valid first priority Lien on and a first priority perfected security interest in favor of Agent, on behalf of itself and the Lenders, on the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien;

(h) This Pledge Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms;

(i) The Pledged Shares constitute the percentage of the issued and outstanding shares of Stock of each Pledged Entity as set forth in Schedule I;

(j) No action has been commenced or threatened in writing that would reasonably be expected to prohibit or interfere with the execution and delivery of this Pledge Agreement or the performance or discharge of the obligations, duties, covenants, agreements and liabilities contained herein; and

(k) None of the Pledged Indebtedness is subordinated in right of payment to other Indebtedness (except for the Secured Obligations, if applicable) or subject to the terms of an indenture.

The representations and warranties set forth in this Section 6 shall survive the execution and delivery of this Pledge Agreement.

7. Covenants. Each Pledgor covenants and agrees that until the Termination Date (which covenants are in addition to and not in lieu of other applicable provisions of the Loan Agreement):

(a) Without the prior written consent of Agent, such Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Loan Agreement;

(b) Such Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Agent from time to time may reasonably request in order to ensure to Agent the benefits of the Liens in and to the Pledged Collateral intended to be created by this Pledge Agreement, including the filing of any necessary UCC financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of such Pledgor, and will cooperate with Agent, at such Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

(c) Such Pledgor has and will defend the title to the Pledged Collateral and the Liens of Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens and will do or cause to be done all things reasonably necessary to preserve and to keep in full force and effect its interest in the Pledged Collateral;

(d) Such Pledgor will, upon obtaining ownership of any additional Stock, promissory notes or instruments of a Pledged Entity or Stock or promissory notes or instruments otherwise required to be pledged to Agent pursuant to any of the Loan Documents, which Stock, notes or instruments are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Exhibit A hereto (a “Pledge Amendment”) in respect of any such additional Stock, notes or instruments, pursuant to which Pledgor shall pledge to Agent, on behalf of itself and the Lenders, all of such additional Stock, notes and instruments. Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Pledge Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral;

(e) Such Pledgor shall cooperate in all reasonable respects with Agent’s efforts to preserve the Pledged Collateral and to take such actions to preserve the Pledged Collateral as Agent may in good faith direct; and

(f) Such Pledgor consents to the admission of Agent, and its assigns or designees, as a member, partner or stockholder of the Pledged Entity upon Agent’s acquisition of any of the Pledged Shares.

8. Pledgor’s Rights. As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to the Pledgors in accordance with Section 9(a) hereof:

(a) Each Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Pledge Agreement, the Loan Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Agent in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Loan Agreement) any of the following:

(i) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

(ii) the consolidation or merger of a Pledged Entity with any other Person;

(iii) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for the granting of Liens in favor of Agent;

(iv) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Stock; or

(v) the alteration of the voting rights with respect to the Stock of a Pledged Entity;

(b) each Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares and Pledged Indebtedness to the extent not in violation of the Loan Agreement other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Pledge Agreement; and

(c) all dividends and interest (other than such cash dividends and interest as are permitted to be paid to each Pledgor in accordance with clause (b) above) and all other distributions in respect of any of the Pledged Shares or Pledged Indebtedness, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

9. Defaults and Remedies; Proxy.

(a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and with written notice to Borrower, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days’ notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice each Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof. Any sale shall be made at a public or private sale at Agent’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent. EFFECTIVE UPON AN EVENT OF DEFAULT THAT REMAINS CONTINUING EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after five (5) days’ notice to the applicable Pledgor.

(c) [Reserved].

(d) [Reserved].

(e) If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 9, and shall not be required to effect a registration of such Pledged Collateral under the Act or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 9, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 9, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(i) as to the financial sophistication and ability of any person or entity permitted to bid or purchase at any such sale;

(ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

(iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about the Pledgors and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

(iv) as to such other matters as Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(f) Each Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (e) above. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if the applicable Pledgor and the Pledged Entity would agree to do so.

(g) Each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Pledge Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon any Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Pledgor in any respect.

(h) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 9 shall be specifically enforceable against Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

10. Assignment. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Loan Agreement, and the holder of such instrument shall be entitled to the benefits of this Pledge Agreement.

11. Termination. Upon the Termination Date, (a) Agent’s lien on and security interest in the Pledged Collateral shall be automatically terminated without any instrument or performance of any act, and (b) at the request of Borrower, Agent shall, at Borrower’s sole cost and expense and without any recourse, representation or warranty, return to Pledgor all Pledged Collateral previously delivered to Agent under this Agreement and execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

12. Lien Absolute. All rights of Agent, on behalf of itself and the Lenders, hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(b) any change in the time, manner, place or terms of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty (including, without limitation, the Guaranty Agreement), for all or any of the Secured Obligations;

(d) the insolvency of any Loan Party; or

(e) any other action or circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Pledgor.

13. Release. Each Pledgor consents and agrees that Agent may at any time, or from time to time, in its discretion:

(a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations in accordance with the terms of the Loan Documents; and

(b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from any Pledgor, it being hereby agreed that each Pledgor shall be and remain bound upon this Pledge Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan Agreement, or any other agreement governing any Secured Obligations. Each Pledgor hereby waives notice of acceptance of this Pledge Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon any Pledgor. No act or omission of any kind on Agent’s part shall in any event affect or impair this Pledge Agreement.

14. Reinstatement. This Pledge Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor or any Pledged Entity for liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of a Pledgor’s or a Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

15. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Pledge Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Loan Agreement.

16. Severability. Whenever possible, each provision of this Pledge Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement. This Pledge Agreement is to be read, construed and applied together with the Loan Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent and the Pledgors with respect to the matters referred to herein and therein.

17. No Waiver; Cumulative Remedies; Amendments. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent, for itself and the ratable benefit of Lenders, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified, supplemented or amended except by an instrument in writing, duly executed by Agent and each Pledgor.

18. Limitation By Law. All rights, remedies and powers provided in this Pledge Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Pledge Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Pledge Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

19. Successors And Assigns. This Pledge Agreement and all obligations of the Pledgors hereunder shall be binding upon the successors and assigns of each Pledgor (including any debtor-in-possession on behalf of such Pledgor) and shall, together with the rights and remedies of Agent hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns under the Loan Agreement. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, hereunder. No Pledgor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Pledge Agreement.

20. Counterparts. This Pledge Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Pledge Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

21. Section Titles. The Section titles contained in this Pledge Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

22. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Pledge Agreement. In the event an ambiguity or question of intent or interpretation arises, this Pledge Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Pledge Agreement.

23. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Pledge Agreement with its counsel.

24. GOVERNING LAW AND JURISDICTION.

(a) GOVERNING LAW. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE PLEDGED COLLATERAL, PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN PLEDGED COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

(b) SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, EACH PLEDGOR EXECUTING THIS PLEDGE AGREEMENT HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTWITHSTANDING THE FOREGOING, AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY PLEDGOR (OR ANY PLEDGED COLLATERAL) IN THE COURT OF ANY OTHER JURISDICTION AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE PLEDGED COLLATERAL OR OTHER

SECURITY FOR THE OBLIGATIONS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTIONS.

(c) SERVICE OF PROCESS. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND OTHER DOCUMENTS AND OTHER SERVICE OF PROCESS OF ANY KIND AND CONSENTS TO SUCH SERVICE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA WITH RESPECT TO OR OTHERWISE ARISING OUT OF OR IN CONNECTION WITH THIS PLEDGE AGREEMENT BY ANY MEANS PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, INCLUDING BY THE MAILING THEREOF (BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID) TO THE ADDRESS OF PLEDGOR SPECIFIED HEREIN (AND SHALL BE EFFECTIVE WHEN SUCH MAILING SHALL BE EFFECTIVE, AS PROVIDED THEREIN). EACH PLEDGOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(d) NON-EXCLUSIVE JURISDICTION. NOTHING CONTAINED IN THIS SECTION 24 SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE REQUIREMENTS OF LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

25. WAIVER OF JURY TRIAL. EACH PLEDGOR, AGENT AND LENDER UNCONDITIONALLY WAIVE ANY AND ALL RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLEDGE AGREEMENT, ANY OF THE OBLIGATIONS SECURED HEREBY, ANY DEALINGS AMONG PLEDGORS, AGENT AND/OR THE LENDERS RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED AMONG PLEDGORS, AGENT AND/OR THE LENDERS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PLEDGE AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS PLEDGE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

26. Benefit of Agent. All Liens granted or contemplated hereby shall be for the benefit of Agent, on behalf of itself and the Lenders, and all proceeds or payments realized from Pledged Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Loan Agreement.

27. Additional Pledgors. Additional Pledgors may become party to this Pledge Agreement by the execution and delivery by such Person of a joinder agreement in form and substance satisfactory to Agent and such other documents and deliverables as may be required by Agent. Upon receipt of such items, such Person shall become a “Pledgor” hereunder with the same force and effect as if it were originally a party to this Pledge Agreement and named as a “Pledgor” hereunder. The execution and delivery of such joinder agreement or such other requested deliverables, and the joining of such Person to this Pledge Agreement, shall not require the consent of any other Pledgor hereunder, and the rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Pledge Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

PLEDGOR:

AMEDICA CORPORATION

By:	/s/ Eric Olson

Name:	Eric Olson
Title:	CEO

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:	/s/ Peter Gibson

Name:	Peter Gibson
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

SCHEDULE I

PART A

PLEDGED SHARES

Pledged Entity	Pledgor	Class of Stock	Stock Certificate Number(s)	Number of Shares	Percentage of Outstanding Shares
US Spine, Inc.	Amedica Corporation	Common stock	CM001	1	100.0%

PART B

PLEDGED INDEBTEDNESS

Pledged Entity	Pledgor	Initial Principal Amount	Issue Date	Maturity Date	Interest Rate

Exhibit A

PLEDGE AMENDMENT

This Pledge Amendment, dated December 17, 2012 is delivered pursuant to Section 7(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 6 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments and shares pledged prior to this Pledge Amendment and as to the promissory notes, instruments and shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated as of December 17, 2012, between undersigned, as Pledgor, the other Pledgors signatory thereto and General Electric Capital Corporation, as Agent, (the “Pledge Agreement”) and that the Pledged Shares and Pledged Indebtedness listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any promissory notes, instruments or shares not included in the Pledged Collateral at the discretion of Agent may not otherwise be pledged by Pledgor to any other Person otherwise used as security for any obligations other than the Secured Obligations.

[NAME OF PLEDGOR]

By:
Name:
Title:

Name and Address of Pledgor	Pledged Entity	Class Of Stock	Certificate Number(s)	Number Of Shares	Percentage of Outstanding Shares

Pledged Entity	Initial Principal Amount	Issue Date	Maturity Date	Interest Rate

Exhibit B

AGREEMENT REGARDING UNCERTIFICATED LIMITED

LIABILITY COMPANY

INTERESTS

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of                      among [            ], a [            ] (the “Pledgor”), GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the “Pledgee”), and              , as the issuer of the Uncertificated Limited Liability Company Interests (as defined below) (the “Issuer”).

WITNESSETH:

WHEREAS, Pursuant to the Loan and Security Agreement, dated as of December 17, 2012, by and among Amedica Corporation (“Borrower”), US Spine, Inc., the other loan parties party thereto from time to time, the Lenders from time to time party signatory thereto and the Pledgee (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), the Lenders have severally agreed to make Revolving Loans and a Term Loan to Borrower on the terms and conditions set forth in the Loan Agreement;

WHEREAS, the Pledgor, in order to secure the payment of the obligations outstanding under the Loan Agreement (the “Obligations”), has entered into a Pledge Agreement, dated as of December 17, 2012, by and between the Pledgor and the Pledgee (the “Pledge Agreement”), pursuant to which the Pledgor has pledged to the Pledgee and the other parties signatory thereto and granted a security interest in favor of the Pledgee in all of the right, title and interest of the Pledgor in and to certain limited liability company membership units in the Issuer (the “Issuer Pledged Interests”); and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3. The Issuer hereby represents and warrants that the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests.

4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

General Electric Capital Corporation
c/o GE Healthcare Financial Services, Inc.
Two Bethesda Metro Center, Suite 600
Bethesda, Maryland 20814
Attention: General Counsel
Telephone No.:	301-961-1640
Facsimile No.:	301-664-9866

With a copy to:

General Electric Capital Corporation c/o GE Healthcare Financial Services, Inc.
Two Bethesda Metro Center, Suite 600
Bethesda, Maryland 20814
Attention: General Counsel
Telephone No.:	301-961-1640
Facsimile No.:	301-664-9866

5. Following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests and until the Pledgee shall have delivered written notice to the issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgee only by wire transfers to such account as the Pledgee shall instruct.

6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telecopy, or overnight courier service and all such notices and communications shall, when mailed, telecopied, or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telecopier, except that notices and communications to the Pledgee or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:

(a)	if to Pledgor at:

Attention:

(b)	if to the Pledgee, at the address given in Section 4;

(c)	if to the Issuer, at:

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this Section 6, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[PLEDGOR]

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:
Name:
Title:

[ISSUER]

By:
Name:
Title: